Exhibit 99.1

STEPHEN P. BLAKE (Bar No. 260069)

sblake@stblaw.com

SIMONA G. STRAUSS (Bar No. 203062)

sstrauss@stblaw.com

SIMPSON THACHER & BARTLETT LLP

2475 Hanover Street

Palo Alto, California 94304

Telephone: (650) 251-5000

Facsimile: (650) 251-5002

PETER E. KAZANOFF (pro hac vice)

pkazanoff@stblaw.com

SIMPSON THACHER & BARTLETT LLP

425 Lexington Avenue

New York, New York 10017

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

Attorneys for Nominal Defendant Ubiquiti Networks,

Inc. and Defendants Robert Pera, Kevin Radigan,

Rafael Torres, Ronald Sege, and Michael Hurlston

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN MATEO

ANTHONY FRANCHI, derivatively on behalf of Ubiquiti Networks, Inc.,

Plaintiff,

v.

ROBERT J. PERA, KEVIN RADIGAN, RAFAEL TORRES, RONALD A. SEGE, MICHAEL E. HURLSTON, and DOES 1-25,

Defendants,

and

UBIQUITI NETWORKS, INC.,

Nominal Defendant.

Case No. 18CIV01255 SHAREHOLDER DERIVATIVE ACTION EXHIBIT C NOTICE OF SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION

FRANCHI V. PERA ET AL. DERIVATIVE LITIGATION 18CIV01255 (SAN MATEO SUPERIOR COURT)

Stipulation And Agreement of Settlement	Case No. 18CIV01255

TO:	ALL RECORD AND BENEFICIAL OWNERS OF UBIQUITI INC. (“UBIQUITI” OR THE “COMPANY”) COMMON STOCK AS OF NOVEMBER 21, 2019 (“CURRENT UBIQUITI STOCKHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION.

PLEASE TAKE NOTICE THAT A proposed settlement (the “Settlement”) has been reached in the above-titled shareholder derivative action (the “Franchi Action”) and in a related shareholder derivative action styled Gericke v. Pera et al., C.A. No. 2019-0188-SG, pending in the Court of Chancery for the State of Delaware (the “Gericke Action” and, together with the Franchi Action, the “Derivative Actions”). The Derivative Actions are being settled on the terms of a Stipulation and Agreement of Settlement, dated November 21, 2019 (the “Stipulation”). The Purpose of this Notice is to inform you of:

•	The existence of the Derivative Actions;

•	The proposed Settlement between the Plaintiffs and Defendants in the Derivative Actions;

•	The hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement; and

•	Plaintiffs’ Counsel’s application for fees and expenses.

This Notice describes what steps you may take in relation to the Settlement. This notice is not an expression of any opinion of the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This notice is solely to advise you of the proposed Settlement of the Derivative Actions and of your rights in connection with the proposed Settlement.

Stipulation And Agreement of Settlement	Case No. 18CIV01255

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Summary

On March 13, 2018, the first of two shareholder derivative actions brought on behalf of Ubiquiti, the Franchi Action, was filed in the California Superior Court, County of San Mateo. On March 7, 2019, the second derivative action, the Gericke Action, was filed in the Court of Chancery for the State of Delaware. The actions were brought derivatively on behalf of Ubiquiti by certain Ubiquiti shareholders to remedy the harm allegedly caused to the Company by the alleged breaches of fiduciary duties and violations of law by certain officers and directors by causing the Company to issue allegedly materially false and misleading statements concerning the Company’s business, financial performance and condition, and the adequacy of its internal controls. The Stipulation and Settlement, subject to the approval of the Court, is intended by the Parties1 to fully, finally, and forever compromise, resolve, discharge, and settle the Released Claims to result in the complete dismissal of the Derivative Actions with prejudice, upon the terms and subject to the conditions set forth in the Stipulation. The proposed Settlement requires the Company to adopt certain corporate governance modifications and commitments, as outlined in Exhibit A to the Stipulation. As of the date of the Stipulation, the Parties had not reached agreement on a fair and reasonable award of attorneys’ fees and expenses to Derivative Plaintiffs’ Counsel (the “Fee Award”) in recognition of the benefits provided to Ubiquiti and Current Ubiquiti Stockholders as a result of the initiation, pendency, and settlement of the Derivative Actions. The Parties have agreed to negotiate a proposed Fee Award in good faith, and if unsuccessful, Derivative Plaintiffs’ Counsel shall submit to the Court for a final determination of the Fee Award not to exceed $2 million and Defendants have reserved all rights to contest any such application. The Derivative Plaintiffs may apply for Court-approved service awards in the amount of $1,000.00 each (the “Service Awards”). The Service Awards shall be funded from the Fee Award.

This notice is a summary only and does not describe all of the details of the Stipulation. For full details of the matters discussed in this summary, please see the full Stipulation, posted on the Investor Relations portion of Ubiquiti’s website at http://ir.ui.com/, contact Derivative Plaintiffs’ Counsel at the addresses listed directly below, or inspect the full Stipulation filed with the Clerk of the Court.

1             All capitalized terms used in this Notice, unless otherwise defined herein, are defined as set forth in the Stipulation.

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Mark C. Molumphy

COTCHETT, PITRE & McCARTHY, LLP

840 Malcolm Road, Suite 200

Burlingame, CA 94010

Counsel for Plaintiff Anthony Franchi

Gregory Nespole

LEVI & KORSINSKY, LLP

55 Broadway, 10th Floor

New York, New York 10006

Counsel for Plaintiff Richard Gericke

Why is There a Settlement?

The Court has not decided in favor of the Derivative Defendants or the Derivative Plaintiffs. Instead, both sides have agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement provides benefits to Current Ubiquiti Stockholders.

Derivative Plaintiffs’ Counsel believe that the claims asserted in the Derivative Actions have merit and that their investigation supports the claims asserted. Without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, and solely in order to avoid the potentially protracted time, expense, and uncertainty associated with continued litigation, including a potential trial and appeal, the Derivative Plaintiffs have concluded that it is desirable that the Derivative Actions be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Derivative Plaintiffs’ Counsel recognize the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against Defendants through trial and through possible appeal. Derivative Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation.

Stipulation And Agreement of Settlement	Case No. 18CIV01255

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The Individual Defendants have denied and continue to deny all of the claims, contentions, and allegations made against them or that could have been made against them in the Derivative Actions. The Individual Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them arising out of, based upon, or related to any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Derivative Actions, and contend that many of the factual allegations in the Derivative Actions are untrue and materially inaccurate. The Individual Defendants have expressly asserted and continue to assert that, at all relevant times, they satisfied their fiduciary duties and acted in good faith and in the best interest of Ubiquiti and its shareholders. Defendants have nonetheless determined that it is desirable and beneficial that the Derivative Actions and all of the claims and allegations asserted therein, and all of the Parties’ disputes relating thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation because, among other things, it will allow the Company to conclude this litigation on terms that are just and reasonable, including the adoption and maintenance of the corporate governance modifications and commitments in Exhibit A to the Stipulation.

The Settlement Hearing and Your Right to Object to the Settlement

On December 20, 2019, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein (the “Preliminary Approval Order”) and providing for the Notice of Settlement to be issued via press release, filed via Form 8-K with the SEC, and posted, along with the Stipulation, on the Company’s website. The Preliminary Approval Order further provides that the Court will hold a hearing (the “Settlement Hearing”) on March 10, 2020 at 9:00 a.m., before the Honorable Danny Y. Chou, at 1050 Mission Road South, Courtroom K, San Francisco, CA 94080, to determine whether (i) the Settlement of the Derivative Actions on the terms and conditions provided for in the Stipulation is fair, reasonable and adequate to Ubiquiti and its shareholders and should be approved by the Court; (ii) Derivative Plaintiffs’ Counsels’ fee application should be granted; and (iii) a Final Judgment and Order of Dismissal should be entered herein. Because this is a shareholder derivative action brought for the benefit of Ubiquiti, no individual Ubiquiti shareholder has the right to receive any individual compensation as a result of the settlement of the Derivative Actions.

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Any Current Ubiquiti Stockholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the Stipulation, or to the proposed award of attorneys’ fees and expenses, may file with the Court a written objection. If you wish to object, you must provide in writing your full name, appropriate proof of your current ownership of Ubiquiti stock, the identities of any cases, by name, court, and docket number, in which you or your attorney has objected to a settlement in the last three years, and notice of whether you intend to appear at the Settlement Hearing (attendance is not required if you timely have lodged your objection with the Court). You may not ask the Court to order a larger settlement; the Court can only approve or deny the Settlement. You may also appear at the Settlement Hearing, either in person or through your own attorney. If you appear through your own attorney, you are responsible for paying that attorney. All objections to the Settlement and the Fee Application must be: (1) submitted to the Clerk of Court and (2) delivered by hand or first class mail to Derivative Plaintiffs’ Counsel and Derivative Defendants’ Counsel. The Clerk’s address is:

Clerk of Court

SUPERIOR COURT OF CALIFORNIA

Hall of Justice, First Floor, Room A

400 City Center

Redwood City, California 94063-1655

Counsels’ addresses are:

Stephen P. Blake

SIMPSON THACHER & BARTLETT LLP

2475 Hanover Street

Palo Alto, California 94304

Counsel for Nominal Defendant Ubiquiti

Stipulation And Agreement of Settlement	Case No. 18CIV01255

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Mark C. Molumphy

COTCHETT, PITRE & McCARTHY, LLP

840 Malcolm Road, Suite 200

Burlingame, CA 94010

Counsel for Plaintiff Anthony Franchi

Gregory Nespole

LEVI & KORSINSKY, LLP

55 Broadway, 10th Floor

New York, New York 10006

Counsel for Plaintiff Richard Gericke

The deadline to submit objections is February 25, 2020 and any objections must be filed or postmarked no later than that date. All written objections and supporting papers must clearly identify the case name and number: Franchi v. Pera et al., 18 CIV 01255 (Cal. Super. Ct).

If you are a Current Ubiquiti Stockholder and do not take steps to object to the proposed Settlement, you will be bound by the Judgment of the Court and will forever be barred from raising an objection to such settlement in this or any other action or proceeding, and from pursuing any of the Released Claims.

PLEASE DO NOT CALL OR WRITE THE COURT OR THE CLERK OF COURT REGARDING THIS NOTICE.

DATED: 12/20/2019

BY ORDER OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA FOR THE COUNTY OF SAN MATEO

Stipulation And Agreement of Settlement	Case No. 18CIV01255

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